Exhibit 3.2

BY-LAWS, AS AMENDED*

OF

ROANOKE ELECTRIC STEEL CORPORATION

ARTICLE I

Offices

The principal office and place of business of the Corporation shall be in the County of Roanoke, State of Virginia, and the post office address of the Corporation shall be in the City of Roanoke, State of Virginia.

ARTICLE II

Stockholders

Section 1 - Annual Meeting - The annual meeting of the Stockholders of the Corporation shall be held on the third Monday in January of each year.

Section 2 - Special Meetings - Special meetings of the Stockholders may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing by Stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.

Section 3 - Notice and Place of Meetings - The Secretary shall cause written notice of the time and place of the holding of each annual or special meeting to be mailed, at least ten (10) days prior to such meeting, to each Stockholder entitled to vote, to the post office address of record with the Corporation. Notice of special meetings of the Stockholders shall state the purpose or purposes of such meetings. Meetings shall be held at such place in the City or County of Roanoke as may be designated in the notice.

Section 4 - Quorum - At any meeting of the Stockholders, the holders of a majority of the shares of the capital stock of the Corporation, issued and outstanding and entitled to vote, present in person or represented by proxy, shall represent a quorum of the Stockholders for all purposes.

If the holders of the amount of stock necessary to constitute a quorum shall fail to attend, in person or by proxy, at the time and place of meeting, the Chairman of the meeting may adjourn such meeting from time to time without notice, other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting, at which a quorum be present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 5 - Organization - The President, and in his absence, the Vice-President, shall call all of the meetings of the Stockholders to order and shall act as Chairman of such meetings. In the absence of the President and Vice-President, the Board of Directors shall appoint any stockholder to act as Chairman of such meeting. The Secretary of the Corporation shall act as Secretary of all

*  As of July 20, 2004

meetings of the Stockholders, and in the absence of the Secretary, the presiding officer may appoint any person to act in such capacity.

Section 6 - Voting - At each meeting of the Stockholders, every Stockholder shall be entitled to vote in person or by proxy appointed by an instrument in writing, subscribed by such Stockholder, or by his duly authorized attorney, and delivered to the Secretary at the meeting, and he shall have one vote for each share of stock entitled to vote and registered in his name at the time of taking the list of Stockholders for such meeting. No share of stock shall be voted at any election which shall have been transferred on the books of the Corporation within twenty (20) days next preceding such election. Upon the demand of any Stockholder, the vote upon any question before the meeting shall be by ballot.

It shall be the duty of the Secretary to prepare, at least ten (10) days before every meeting, a complete list of the Stockholders entitled to vote, arranged in alphabetical order and indicating the number of shares held by each. Such list shall be open for inspection by any Stockholder at the principal place of business of the Corporation during business hours for the ten (10) days preceding the meeting.

Section 7 - Inspectors - At each meeting of the Stockholders, one (1) or more inspectors of election may be appointed by the presiding officer. It shall be the duty of the inspectors of election to count and certify to the Secretary the results of all votes at such meeting. In the absence of the appointment of such inspector or inspectors, the Secretary shall perform such duties.

Section 8 - Order of Business - At meetings of the Stockholders, the order of business shall be:

(1) Calling of roll.

(2) Proof of due notice of meeting or of waiver of notice.

(3) Reading and disposal of unapproved minutes.

(4) Reports of officers and committees.

(5) Election of Directors.

(6) Unfinished business.

(7) New business.

(8) Adjournment.

ARTICLE III

Board of Directors

Section 1 - Number and Term of Office - The business and property of the Corporation shall be managed and controlled by a Board of not less than five, nor more than nine Directors. The Directors shall be elected by ballot, by a majority of the Stockholders present and voting in person or by proxy, at each annual meeting of the Stockholders, and shall be elected to serve for a term of one (1) year and until their successors shall be elected and shall qualify.

Section 2 - Vacancies - In case of any vacancy in the Board of Directors through death, resignation, disqualification or other cause, the remaining Directors, by an affirmative vote of the majority thereof, may elect a successor to hold office for the unexpired portion of the term.

Section 3 - Annual Meetings - The annual meeting of the Board of Directors of the Corporation shall be held on the second Tuesday following the annual meeting of the Stockholders of the Corporation.

Section 4 - Special Meetings - Special meetings of the Board of Directors shall be held whenever called by the direction of its Chairman or the President, or by one-third in number of the Directors then in office.

Section 5 - Time, Place and Notice of Meetings - The Secretary shall cause written notice of the time and place of the holding of each annual or special meeting to be mailed, at least ten (10) days prior to the date of such meeting, to each Director to the post office address of record with the Corporation.

Section 6 - Quorum - A majority of the Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board, there be less than a quorum present, a majority of those present shall adjourn the meeting from time to time.

Section 7 - Election and Salaries of Officers - The Directors shall elect the officers of the Corporation and fix their salaries.

Section 8 - Order of Business - At meetings of the Board of Directors, the order of business shall be:

(1) Calling of roll.

(2) Proof of due notice of meeting or of waiver of notice.

(3) Reading and disposal of any unapproved minutes.

(4) Reports of officers and committees.

(5) Election of officers.

(6) Unfinished business.

(7) New business.

(8) Adjournment.

ARTICLE IV

Officers

Section 1 - Officers - The officers of the Corporation shall be a Chairman of the Board of Directors, a President, a Vice-President, a Secretary and a Treasurer. Any two or more of such offices, other than those of President and Secretary, may be held by one person. The Board of Directors may, in its discretion, elect more than one Vice-President, and an Assistant Secretary and Assistant Treasurer. The officers shall be elected at each annual meeting of the Board of Directors and shall be elected to serve for a term of one (1) year or until removed by a majority vote of the entire Board of Directors.

Section 2 - Powers and Duties of Officers

(a) The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors.

(b) President - The President shall be elected from the Board of Directors and shall preside at all meetings of the Stockholders, and, in the absence of the Chairman of the Board of Directors, at all meetings of the Directors. He shall have power to sign certificates of stock, to sign and execute all contracts, deeds, leases and other documents, and to sign checks, drafts, notes and orders for the payment of money, and to appoint, discharge and fix the salaries of agents and employees. He shall have general and active management of the business of the Corporation and shall perform all of the duties incident to the office of President.

(c) Vice-President - The Vice-President, or Vice-Presidents, shall have such powers and perform such duties as may be delegated to him or them by the Board of Directors. In the absence or disability of the President, the senior Vice-President may perform the duties and exercise the powers of the President.

(d) Treasurer and Assistant Treasurer - The Treasurer shall have custody of all funds and securities of the Corporation and shall keep a full and accurate account of all monies received and paid by him on account of the Corporation. He shall have power to sign all checks, drafts, notes and orders for the payment of money and shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors. The Assistant Treasurer shall have such powers and duties as may be delegated to him by the Board of Directors and, in the absence or disability of the Treasurer, may perform the duties and exercise the powers of the Treasurer.

(e) Secretary and Assistant Secretary - The Secretary shall keep the minutes of all meetings of the Board of Directors and Stockholders, and shall give and serve all notices. The Secretary shall attest and countersign all contracts, deeds, leases and other documents where necessary, and shall have charge and custody of the seal, and of the stock certificate books, transfer books and stock ledgers of the Corporation, and shall, in general, perform all duties usually incident to the office of Secretary. The Assistant Secretary shall have such powers and duties as may be delegated to him by the Board of Directors and, in the absence or disability of the Secretary, may perform the duties and exercise the powers of the Secretary.

ARTICLE V

Capital Stock, Dividends and Seal

Section 1 - Certificates of Shares - The certificates for the shares of the capital stock of the Corporation shall be in such form as may be approved by the Board of Directors. The certificates shall be signed by the President and the Secretary or Treasurer of the Corporation and shall be consecutively numbered. The name of the person owning the shares represented by each certificate, with the number of such shares and the date of issue, shall be entered on the Corporation’s books. The Corporation may treat the holder of record of any share or shares of stock as the holder-in-fact thereof, and shall not be bound to recognize any claim to or interest in any such share on the part of any other person.

Section 2 - Transfer of Shares - Shares of the capital stock of the Corporation shall be transferable by the holder thereof in person, or by his duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares properly endorsed.

Section 3 - Regulations - The Board of Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificates for the shares of stock of the Corporation.

Section 4 - Dividends - The Board of Directors may declare dividends from the surplus of the Corporation or from the net profits from the operation of its business at such times and in such amounts as the Board, in its sole discretion, may determine. Before the payment of any dividend or the distribution of any profits, there may be set aside out of the surplus or net profits arising out of the operation of the business of the Corporation, such sum or sums as the Directors from time to time think proper, either as working capital, a reserve fund to meet contingencies, for the repair and maintenance of the property of the Corporation, or for such other purposes as the Directors shall think conducive to the interests of the Corporation.

Section 5 - Corporate Seal - The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words “Corporate Seal” and “Virginia”.

Section 6 - Fiscal Year and Financial Statements - The fiscal year of the Corporation shall begin on the first day of November and terminate on the 31st day of October in each year. The Board of Directors shall publish and submit to the Stockholders, along with the notice of the time and place of the annual meeting, an operating statement of the Corporation for the preceding fiscal year and a consolidated balance sheet showing the assets and liabilities of the Corporation at the end of the preceding fiscal year.

ARTICLE VI

Amendment of By-Laws

The By-Laws of the Corporation may be amended at any annual or special meeting of the Corporation by a vote of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote, present in person or represented by proxy.

John W. Hancock, Jr.
President

ATTEST:

Elizabeth B. Hancock
Secretary

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1 - 3(n), Code of Virginia, 1950, as amended, Roanoke Electric Steel Corporation executes Articles of Amendment to its By-Laws as follows:

(a) The name of the Corporation is ROANOKE ELECTRIC STEEL CORPORATION.

(b) The amendment so adopted amends Article VI of the By-Laws to read as follows:

“The Corporation shall indemnify each director and officer of the Corporation, his heirs, executors, administrators and personal representatives, against any and all liabilities, judgments, fines, penalties and claims (including amounts paid in settlement) imposed upon or asserted against him by reason of his being or having been an officer or director of the Corporation or of any other corporation in which he served or serves as a director or officer pursuant to the written request of the Corporation (whether or not he continues to be an officer or director at the time of such imposition or assertion), and against all expenses (including counsel fees) reasonably incurred by him in connection therewith, except in respect of matters as to which he shall have been finally adjudged to be liable by reason of having been guilty of negligence or misconduct in the performance of his duty as such director or officer. In the event of any other judgment against such officer or director or in the event of a settlement, the indemnification shall be made only if the Corporation shall be advised (a) by the Board of Directors, in case none of the persons involved shall then be a director of the Corporation, or (b) by independent counsel appointed by the Board of Directors, in case any of the persons involved shall then be a director of the Corporation, that in its or his opinion, as the case may be, such director or officer was not guilty of negligence or misconduct in the performance of his duty, and, in the event of a settlement, that such settlement was, or, if still to be made, would be, in the best interests of the Corporation. If the determination is to be made by the Board of Directors, it may rely, as to all questions of law, upon the advice of independent counsel. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law or otherwise.”

(c) The meeting of the Board of Directors at which the amendment was found to be in the best interests of the Corporation and directed to be submitted to a vote at a meeting of stockholders was held on the 18th day of October, 1967. Notice was given to each stockholder of record entitled to vote on the 15th day of December, 1967, such notice being given more than twenty-five and less than fifty days before the date of the meeting and was given in the manner provided in this Act, and was accompanied by a copy of the proposed amendment; the date of the adoption of the amendment by the stockholders was the 15th day of January, 1968.

(d) The number of shares outstanding and the number of shares entitled to vote on the amendment was 560,000 shares; all shares being common stock of no par value, there was no class entitled to vote thereon as a class.

(e) The number of shares present in person or by proxy voted for the amendment was 441,265 shares and none against such amendment.

(f) Such amendment does not effect a change in the amount of stated capital.

(g) Such amendment does not effect a restatement of the Articles of Incorporation.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 20th day of January, 1968.

ROANOKE ELECTRIC STEEL CORPORATION

By:	William M. Meador
President

ATTEST:

Donald G. Smith
Secretary

STATE OF VIRGINIA	)
	)	To-Wit:
COUNTY OF ROANOKE	)

I, Paul D. Sturgill, a Notary Public in and for the County of Roanoke, State of Virginia, do hereby certify that William M. Meador, and Donald G. Smith, President and Secretary respectively of Roanoke Electric Steel Corporation, have this day personally appeared before me and executed the foregoing Articles of Amendment, and made oath that the matters therein stated are true and correct.

Given under my hand this 20th day of January, 1968. My commission expires April 4, 1968.

Paul D. Sturgill
Notary Public

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1 - 24, Code of Virginia, 1950, as amended, Roanoke Electric Steel Corporation executes Articles of Amendment to its By-Laws as follows:

(a) The name of the Corporation is ROANOKE ELECTRIC STEEL CORPORATION.

(b) The amendment so adopted adds a new by-law, which would be new Article VII, to read as follows:

“The power to alter, amend or repeal the By-laws or adopt new by-laws shall be vested in the Board of Directors. But by-laws made by the Board of Directors may be repealed or changed, and new by-laws made, by the stockholders and the stockholders may prescribe that any by-law made by them shall not be altered, amended or repealed by the Directors.”

(c) The meeting of the Board of Directors at which the amendment was found to be in the best interests of the Corporation and directed to be submitted to a vote at a meeting of stockholders was held on the 18th day of October, 1967. Notice was given to each stockholder of record entitled to vote on the 15th day of December, 1967, such notice being given more than twenty-five and less than fifty days before the date of the meeting and was given in the manner provided in this Act, and was accompanied by a copy of the proposed amendment; the date of the adoption of the amendment by the stockholders was the 15th day of January, 1968.

(d) The number of shares outstanding and the number of shares entitled to vote on the amendment was 560,000 shares; all shares being common stock of no par value, there was no class entitled to vote thereon as a class.

(e) The number of shares present in person or by proxy voted for the amendment was 441,265 shares and none against such amendment.

(f) Such amendment does not effect a change in the amount of stated capital.

(g) Such amendment does not effect a restatement of the Articles of Incorporation.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 20th day of January, 1968.

ROANOKE ELECTRIC STEEL CORPORATION

By:	William M. Meador
President

ATTEST:

Donald G. Smith
Secretary

STATE OF VIRGINIA	)
	)	To-Wit:
COUNTY OF ROANOKE	)

I, Paul D. Sturgill, a Notary Public in and for the County of Roanoke, State of Virginia, do hereby certify that William M. Meador, and Donald G. Smith, President and Secretary respectively of Roanoke Electric Steel Corporation, have this day personally appeared before me and executed the foregoing Articles of Amendment, and made oath that the matters therein stated are true and correct.

Given under my hand this 20th day of January, 1968. My commission expires April 4, 1968.

Paul D. Sturgill
Notary Public

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-24 of the Code of Virginia and Article VII of the By-Laws of Roanoke Electric Steel Corporation, The Board of Directors of Roanoke Electric Steel Corporation hereby amends the By-Laws of the Corporation as follows:

(a) Section 2 of Article V is amended by inserting “(subject to such restrictions as may be placed upon the transfer of shares under the terms of the following section)” between “transferable” and “by”.

(b) Section 3 of Article V is amended by adding to the end of such section the following sentence: “The Board of Directors may place such restrictions upon the transferability of all or part of the shares of the capital stock of the Corporation as may be necessary in the opinion of the Board to insure that any issue of stock by the Corporation will comply with applicable federal and state securities laws and with the terms of any agreement of merger or other corporate reorganization duly approved by the Board.”

(c) The meeting of the Board of Directors at which the amendment was found to be in the best interest of the Corporation was held on the 19th day of August, 1975.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 19th day of August, 1975.

ROANOKE ELECTRIC STEEL CORPORATION

By:	William M. Meador
President

ATTEST:

Donald G. Smith
Secretary

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-24 of the Code of Virginia and Article VII of the By-Laws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its By-Laws as follows:

(a) The name of the Corporation is ROANOKE ELECTRIC STEEL CORPORATION.

(b) The amendment so adopted amends Section 1 of Article III to read as follows:

“The business and property of the Corporation shall be managed and controlled by a Board of not less than five, nor more than ten Directors. The Directors shall be elected by ballot, by a majority of the Stockholders present and voting in person or by proxy, at each annual meeting of the Stockholders, and shall be elected to serve for a term of one (1) year and until their successors shall be elected and shall qualify.”

(c) The meeting of the Board of Directors at which the amendment was found to be in the best interest of the Corporation was held on the 16th day of September, 1975.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 16th day of September, 1975.

ROANOKE ELECTRIC STEEL CORPORATION

By:	William M. Meador
President

ATTEST:

Donald G. Smith
Secretary

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-24 of the Code of Virginia and Article VII of the By-Laws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its By-Laws as follows:

(a) The name of the Corporation is ROANOKE ELECTRIC STEEL CORPORATION.

(b) The amendment so adopted amends Section 1 of Article III to read as follows:

“The business and property of the Corporation shall be managed and controlled by a Board of not less than five, nor more than eleven Directors. The Directors shall be elected by ballot, by a majority of the Stockholders present and voting in person or by proxy, at each annual meeting of the Stockholders, and shall be elected to serve for a term of one (1) year and until their successors shall be elected and shall qualify.”

(c) The meeting of the Board of Directors at which the amendment was found to be in the best interest of the Corporation was held on the 17th day of April 1984.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 17th day of April 1984.

ROANOKE ELECTRIC STEEL CORPORATION

By:	William M. Meador
President

ATTEST:

Donald G. Smith
Secretary

ARTICLES OF AMENDMENT

TO BYLAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-24 of the Code of Virginia and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation hereby executes and approves these Articles of Amendment to its Bylaws as follows:

(a) Article III, “Board of Directors”, is hereby amended by the addition of Section 9 as follows:

“Section 9 - Executive Committee and Other Committees

The Board of Directors of the Corporation, by resolution adopted by a majority of the Directors in office, may designate an Executive Committee and/or such other committees as from time to time shall be deemed necessary and appropriate. The Executive Committee shall be composed of two or more Directors of the Corporation, appointed by the Board of Directors, and, to the extent provided in such resolution, shall have and exercise all of the authority of the Board of Directors except to approve an amendment of the Articles of Incorporation, a plan of merger or consolidation, a plan of exchange under which the Corporation would be acquired, the sale, lease or exchange, or the mortgage or pledge of for a consideration other than money, of all or substantially all of the property and assets of the Corporation otherwise than in the ordinary and regular course of business, the voluntary dissolution of the Corporation, or revocation of voluntary dissolution proceedings. Other committees consisting of two or more Directors, appointed by the Board of Directors, may be designated by resolution adopted by a majority of the Directors present at a meeting at which a quorum is present. Upon designation of any committee, including the Executive Committee, the Board of Directors shall appoint a chairman thereof.”

(b) A meeting of the Board of Directors at which this Amendment was found to be in the best interest of the Corporation was held January 29, 1985. A majority of the Board of Directors then in office voted in favor of the Amendment.

WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary of, this 29th day of January, 1985.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BYLAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia, 1950, as amended, and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation hereby executes and approves these Articles of Amendment to its Bylaws as follows:

(a) Article IV, Section 1 is hereby amended to read as follows:

“Section 1 - Officers - The officers of the Corporation shall be a Chairman of the Board of Directors, a President, a Vice President, an Assistant Vice President, a Secretary and a Treasurer. The Board of Directors may, in its discretion, elect more than one Vice President, more than one Assistant Vice President, and an Assistant Secretary and Assistant Treasurer. The same individual may simultaneously hold more than one office in the Corporation. The officers shall be elected at each annual meeting of the Board of Directors for a term of one (1) year or until removed by a majority vote of the entire Board of Directors.”

(b) Article IV, Section 2 (c) is hereby amended to read as follows:

“(c) Vice President and Assistant Vice President - The Vice President(s) and Assistant Vice President(s) shall have the powers and perform such duties as may be delegated to him or them by the Board of Directors. In the absence or disability of the President, the senior Vice President may perform the duties and exercise the powers of the President.”

(c) The meeting of the Board of Directors at which these Amendments were found to be in the best interest of the Corporation was held October 18, 1988. The majority of the Board of Directors then in office voted in favor of the Amendments. The Amendments were ratified by a majority of the Board of Directors at its meeting on November 15, 1988.

WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 15th day of November, 1988.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BYLAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia, 1950, as amended, and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation hereby executes and approves these Articles of Amendment to its Bylaws as follows:

(a) Section 1 of Article IV of the Bylaws is hereby amended in its entirety to read as follows:

“Section 1 - Officers - The officers of the Corporation shall be a Chairman of the Board of Directors, a President, a Vice President, an Assistant Vice President, a Secretary and a Treasurer and such other officers as the Board may by resolution appoint. The same individual may simultaneously hold more than one office in the Corporation. The Board of Directors may, in its discretion, elect more than one Vice President, more than one Assistant Vice President, and an Assistant Secretary and Assistant Treasurer. The officers shall be elected at each annual meeting of the Board of Directors and shall be elected to serve for a term of one (1) year or until removed by a majority vote of the entire Board of Directors.”

(b) The meeting of the Board of Directors at which this Amendment was found to be in the best interests of the Corporation was held on November 16, 1993. The majority of the members of the Board of Directors then in office voted in favor of the Amendment.

WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 16th day of November, 1993.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia and Article VII of the By-Laws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its By-Laws as follows:

(a) The name of the Corporation is Roanoke Electric Steel Corporation.

(b) The amendment so adopted (the “Amendment”) amends Section 1 of Article II to read as follows:

“Section 1 - Annual Meeting - The annual meeting of the Stockholders of the Corporation shall be held on the third Tuesday in February of each year, or on such other date as the Board of Directors may determine.”

(c) The Amendment also amends Section 3 of Article III to read as follows:

“Section 3 - Annual Meeting - The annual meeting of the Board of Directors of the Corporation shall be held immediately following the annual meeting of Stockholders, or at such other time as the Board of Directors may determine.”

(d) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 19th day of September, 1995.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 19th day of September, 1995.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia and Article VII of the By-Laws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its Bylaws as follows:

(a) The name of the Corporation is Roanoke Electric Steel Corporation.

(b) The Amendment so adopted (the “Amendment”) amends Section 1 of Article III to read as follows:

“Section 1 - Number and Term of Office. The number of directors of the Corporation shall be nine. The directors shall be divided into three classes (A, B and C) as nearly equal in number as possible. The initial term of office for members of Class A shall expire at the annual meeting of stockholders in 1997; the initial term of office for members of Class B shall expire at the annual meeting of stockholders in 1998; and the initial term of office for members of Class C shall expire at the annual meeting of stockholders in 1999. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire after their election and shall continue to hold office until their respective successors are elected and qualify.”

(c) The Amendment also amends Section 2 of Article III to read as follows:

“Section 2 - Vacancies. Newly-created directorships resulting from an increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by the affirmative vote of a majority of the directors then in office, whether or not a quorum. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director may be removed from office only for cause.”

(d) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 15 day of October, 1996.

WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 15 day of October, 1996.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia and Article VII of the By-Laws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its Bylaws as follows:

(a) The name of the Corporation is Roanoke Electric Steel Corporation.

(b) The Amendment so adopted (the “Amendment”) amends Section 1 of Article III to read as follows:

“Section 1 - Number and Term of Office. The number of directors of the Corporation shall be ten. The directors shall be divided into three classes (A, B, and C) as nearly equal in number as possible. The initial term of office for members of Class A shall expire at the annual meeting of stockholders in 1997; the initial term of office for members of Class B shall expire at the annual meeting of stockholders in 1998; and the initial term of office for members of Class C shall expire at the annual meeting of stockholders in 1999. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire after their election shall continue to hold office until their respective successors are elected and qualify.”

(c) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 15 day of April, 1997.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 15 day of April, 1997.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BY-LAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia and Article VII of the By-Laws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its Bylaws as follows:

(a) The name of the Corporation is Roanoke Electric Steel Corporation.

(b) The Amendment so adopted (the “Amendment”) amends Section 1 of Article III to read as follows:

“Section 1 - Number and Term of Office. The number of directors of the Corporation shall be eight. The directors shall be divided into three classes (A, B, and C) as nearly equal in number as possible. The initial term of office for members of Class A shall expire at the annual meeting of stockholders in 1997; the initial term of office for members of Class B shall expire at the annual meeting of stockholders in 1998; and the initial term of office for members of Class C shall expire at the annual meeting of stockholders in 1999. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire after their election shall continue to hold office until their respective successors are elected and qualify.”

(c) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 17 day of March, 1998.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 17 day of March, 1998.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BYLAWS OF

ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its Bylaws as follows:

(a) The name of the Corporation is Roanoke Electric Steel Corporation.

(b) The Amendment so adopted (the “Amendment”) adds a new Section 9 to Article II of the Bylaws, which reads as follows:

“Section 9 - Stockholder Proposals or Nominations. No business shall be transacted at any meeting of stockholders, except such business as shall be (a) specified in the notice of meeting given as provided in Section 3 of this Article II; (b) otherwise brought before the meeting by or at the direction of the Board; or (c) otherwise brought before the meeting by a stockholder of record of the Corporation entitled to vote at the meeting in compliance with the procedure set forth in this Section 9. For business to be brought before a meeting by a stockholder pursuant to (c) above, the stockholder must have given timely notice in writing to the President of the Corporation. To be timely, a stockholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting or such public disclosure was made. Notice shall be deemed to have been given more than seventy (70) days in advance of an annual meeting of stockholders if the annual meeting is called on the date indicated by Section 1 of this Article II (as may be amended from time to time) without regard to when public disclosure thereof is made. Notice of actions to be brought before a meeting pursuant to (c) above shall set forth, as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting; (b) if the stockholder intends to nominate a candidate at the meeting for election to the Board, (i) the qualifications and experience of the prospective nominee, including current principal occupation and employment, principal positions held during the last five years and a list of all companies for which the prospective nominee serves as director, (ii) the basis for nomination, (iii) a description of all arrangements or undertakings between the recommending party and each prospective nominee and any other person concerning the recommendation and (iv) confirmation of the proposed nominee’s willingness to serve; and (c) as to the stockholder giving the notice, (i) his name and address, as they appear on the Corporation’s books, (ii) the classes and number of shares of the Corporation which are owned of record or beneficially by such stockholder, and (iii) any material interest of such stockholder in such business other than his interest as a stockholder of the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted on a stockholder proposal or nomination except in accordance with the provisions set forth in this Section 9. The requirements of this Section are in addition to any other requirements established by law and do not impair the effect of the requirements of Sections 2 and 3 of Article II of these Bylaws relating to business permitted to be transacted at special stockholders’ meetings. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any business or nomination was not properly brought before the meeting in accordance with the provisions prescribed by these Bylaws and, if he should so determine, he shall so declare to the meeting, and any such business not so properly brought before the meeting shall not be transacted.”

(c) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 15 day of December, 1998.

WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 15 day of December, 1998.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

Attest:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BYLAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its Bylaws as follows:

(a) The name of the Corporation is Roanoke Electric Steel Corporation.

(b) The Amendment so adopted (the “Amendment”) amends Section 1 of Article III to read as follows:

“Section 1 - Number and Term of Office. The number of directors of the Corporation shall be nine. The directors shall be divided into three classes (A, B and C) as nearly equal in number as possible. The initial term of office for members of Class A shall expire at the annual meeting of stockholders in 1997; the initial term of office for members of Class B shall expire at the annual meeting of stockholders in 1998; and the initial term of office for members of Class C shall expire at the annual meeting of stockholders in 1999. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire after their election shall continue to hold office until their respective successors are elected and qualify.”

(c) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 19 day of January, 1999.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 19 day of January, 1999.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BYLAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its Bylaws as follows:

(a) The name of the Corporation is Roanoke Electric Steel Corporation.

(b) The Amendment so adopted (the “Amendment”) amends Section 1 of Article III to read as follows:

“Section 1 - Number and Term of Office. The number of directors of the Corporation shall be eight. The directors shall be divided into three classes (A, B and C) as nearly equal in number as possible. The initial term of office for members of Class A shall expire at the annual meeting of stockholders in 1997; the initial term of office for members of Class B shall expire at the annual meeting of stockholders in 1998; and the initial term of office for members of Class C shall expire at the annual meeting of stockholders in 1999. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire after their election shall continue to hold office until their respective successors are elected and qualified.”

(c) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 18 day of December, 2001.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 18 day of December, 2001.

ROANOKE ELECTRIC STEEL CORPORATION

By:	Donald G. Smith
President

ATTEST:

Thomas J. Crawford
Secretary

ARTICLES OF AMENDMENT

TO BYLAWS

OF ROANOKE ELECTRIC STEEL CORPORATION

Pursuant to Section 13.1-714 of the Code of Virginia and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its Bylaws as follows:

(a) The name of the Corporation is Roanoke Electric Steel Corporation.

(b) The Amendment so adopted (the “Amendment”) amends the first sentence of Section 1 of Article III to read as follows:

“The number of directors of the Corporation shall be nine.”

(c) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 20th day of July, 2004.

Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 20th day of July, 2004.

ROANOKE ELECTRIC STEEL CORPORATION

By:	T. Joe Crawford
President

ATTEST:

William M. Watson, Jr.
Acting Secretary